Creating a better tomorrow™… Third Quarter 2022 Earnings November 1, 2022 Louis Pinkham, Chief Executive Officer Rob Rehard, Vice President, Chief Financial Officer

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… 3Q 2022 FORWARD LOOKING STATEMENTS 2 This presentation contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “target,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause Regal Rexnord’s actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this release include: the possibility that the conditions to the consummation of the proposed acquisition of Altra Industrial Motion Corp. (the “Proposed Acquisition”) will not be satisfied on the terms or timeline expected, or at all; failure to obtain, or delays in obtaining, or adverse conditions related to obtaining shareholder or regulatory approvals sought in connection with the Proposed Acquisition; failure to achieve the proposed debt financing necessary for the Proposed Acquisition on the desired terms, or at all; Regal Rexnord’s substantial indebtedness as a result of the Proposed Acquisition and the effects of such indebtedness on the combined company’s financial flexibility after the Proposed Acquisition; Regal Rexnord’s ability to achieve its objectives on reducing its indebtedness on the desired timeline; dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal Rexnord may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the Proposed Acquisition, the merger with Rexnord Process & Motion Control business (the “Rexnord PMC business”) and the acquisition of Arrowhead Systems, LLC (“Arrowhead”) (together with the Proposed Acquisition and the merger with the Rexnord PMC business, the “Transactions”) within the expected time-frames or at all and to successfully integrate Altra, the Rexnord PMC business and Arrowhead; Regal Rexnord’s ability to identify and execute on future M&A opportunities, including significant M&A transactions; the impact of any such M&A transactions on Regal Rexnord’s results, operations and financial condition, including the impact from costs to execute and finance any such transactions; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transactions; Regal Rexnord’s ability to retain key executives and employees; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the acquisition of the Rexnord PMC business and related transactions; requirements to abide by potentially significant restrictions with respect to the tax treatment of the Rexnord PMC business which could limit Regal Rexnord’s ability to undertake certain corporate actions that otherwise could be advantageous; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with global manufacturing, including public health crises and political, societal or economic instability, including instability caused by the conflict between Russia and Ukraine; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; Regal Rexnord’s overall debt levels and its ability to repay principal and interest on its outstanding debt; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating and aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in the section entitled “Risk Factors” in Regal Rexnord’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including Regal Rexnord’s Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Part I, Item 1A in the Regal Rexnord Annual Report on Form 10-K for the fiscal year ended January 1, 2022 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this presentation are made only as of the date of this presentation and Regal Rexnord undertakes no obligation to update any forward-looking information contained in this presentation or with respect to the announcements described herein to reflect subsequent events or circumstances.

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… NON-GAAP FINANCIAL MEASURES 3 3Q 2022 We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted EBITDA margin, adjusted bank EBITDA, adjusted net income attributable to Regal Rexnord Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation, adjusted income before taxes, adjusted provision for income taxes and adjusted effective tax rate. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted EBITDA margin, adjusted bank EBITDA, adjusted net sales, adjusted net income attributable to Regal Rexnord Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation, adjusted income before taxes, adjusted provision for income taxes and adjusted effective tax rate are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. For forward-looking non-GAAP measures (as used in this presentation, net leverage), we are unable to provide a reconciliation to the most comparable GAAP financial measure because the information needed to reconcile these measures is dependent on future events, many of which are outside of management’s control as described under the heading “Forward Looking Statements” elsewhere in this presentation. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward- looking non-GAAP measures are estimated with the relevant definitions and assumptions, except as otherwise noted. In addition to these non-GAAP measures, we use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” to refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods.

Creating a better tomorrow™… Opening Comments & Overview LOUIS PINKHAM, CEO 3Q 2022 Results, 2022 Outlook ROB REHARD, CFO Altra Acquisition LOUIS PINKHAM, CEO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2021

3Q 2022

OPENING COMMENTS

- Strong Organic Sales Growth, Positive Price/Cost, EBITDA Margin Expansion
- Free Cash Flow Conversion (1) Improving, 3Q At 93%
- Order Moderation As Expected
  - o Up Double Digits Vs. 3Q 2019 And 3Q 2020
  - o Book-To-Bill Remains Strong
- Large Backlog Bolsters Top Line Outlook
- M&A Synergies Driving Margin Gains In MCS
  - o Solid Powertrain & Cross-Sell Momentum
- Focused On Controllable Execution

($ in millions, except per share data)	3Q 2021	3Q 2022
Adjusted Net Sales*	$892.7	$1,325.3
Adjusted EBITDA*	$176.1	$277.3
Adjusted EBITDA Margin*	19.7%	20.9%
Adjusted Diluted EPS*	$2.88	$2.66
Free Cash Flow*	$108.3	111.1

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

(1) Represents free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation. See Appendix for Reconciliation.

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©2022 Regal Rexnord Corporation, Proprietary and Confidential

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… INDUSTRIAL POWERTRAIN MOMENTUM 3Q 2022 6Delivering Optimized Powertrains That Are More Efficient & Improve Productivity Powertrain Solution Win Evidences Differentiated Value-Added In An Attractive End Market Customer Problem A grain processing customer involved in the production of ethanol, renewable diesel, and biodiesels was looking for an integrated solution that delivered higher efficiency and improved productivity in its facility’s bucket elevators. Regal Rexnord Solution • Our industry engineering team leveraged its application knowledge to design and build a complete solution, which included a Marathon motor, our Falk gearbox and couplings, and Rexnord bearings. • The Regal Rexnord design is optimized by power balancing the solution’s various engineered components. Regal Rexnord / Customer Win-Win RRX’s optimized Powertrain solution reduced the customer’s operational complexity, which also reduced installation time. The integrated, optimized components increased energy efficiency and raised reliability. We estimate the customer will see significant cost reductions tied to uptime and energy costs.

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 3Q 2022 Results, 2022 Outlook ROB REHARD, CFO Altra Acquisition LOUIS PINKHAM, CEO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… MOTION CONTROL SOLUTIONS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Margin Momentum Accelerates, Aided By Merger Synergies Sales • Organic Sales* Up 3.6% • Key Drivers • General Industrial • Aerospace • Alt. Energy (-) Adjusted EBITDA Margin* • 27.2% of Adj. Net Sales $21.3 $39.0 8 $189.8 Adjusted EBITDA* ($ Millions) Adjusted Net Sales* ($ Millions) 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Adjusted Net Sales* ($ Millions) Sales • Organic Sales* Up 4.9% • Key Drivers • N.A. Resi HVAC • General Industrial • Europe (-) Adjusted EBITDA Margin* • 16.4% of Adj. Net Sales CLIMATE SOLUTIONS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Share Gains & Price Supporting Top Line Gains $268.4 $166.9 166.9$268.4 9 Adjusted EBITDA* ($ Millions) 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Adjusted Net Sales* ($ Millions) Sales • Organic Sales* Up 11.5% • Key Drivers • C-HVAC • N.A. General Industrial • Pool Pump (-) Adjusted EBITDA Margin* • 16.7% of Adj. Net Sales COMMERCIAL SYSTEMS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Strong Outgrowth, Price Realization Delivering Differentiated Top Line Performance 10 Adjusted EBITDA* ($ Millions) 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Organic Sales* Up 14.7% • Key Drivers • U.S. General Industrial • China (-) Adjusted EBITDA Margin* • 13.2% of Adj. Net Sales INDUSTRIAL SYSTEMS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Operating Improvements Supporting Top Line Strength, Sizable Y/Y Margin Gains 11 Adjusted Net Sales* ($ Millions) Adjusted EBITDA* ($ Millions) 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Capital Expenditures • $22.0 Million in 3Q 2022 Effective Tax Rate (ETR) • 21.6% Adj. ETR* in 3Q 2022 Restructuring & Related Costs • $25.7 Million in 3Q 2022 KEY FINANCIAL METRICS & OTHER UPDATES Balance Sheet at September 30, 2022 • Total Debt of $2,195.9 Million • Net Debt of $1,472.3 Million • Net Debt/Adj. Bank EBITDA* of 1.4 Free Cash Flow* • $111.1 Million in 3Q 2022 • Expect FCF Conversion of ~95% in 2022 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 12 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Raising Guidance Mid-Point • Revising Adjusted Diluted Earnings per Share* Guidance to a Range of $10.35 to $10.75 from $10.20 to $10.80. o Mid-Point Rises $0.05 to $10.55 • Continue to Expect Organic Revenue Growth at a High Single Digit Rate. Modeling Items • Stock-Based Compensation of $23M • Depreciation of $125M • Amortization of $187M • Interest Expense, net of $66M • Adjusted Tax Rate of 22.5% • Noncontrolling Interest of $5M • Diluted Shares of 67.2M • Capital Expenditures of $125M • FCF % of Net Income ~95% UPDATING 2022 OUTLOOK * Adjusted EPS is a non-GAAP financial measures; see Appendix for reconciliations. 13 3Q 2022

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 3Q 2022 Results, 2022 Outlook ROB REHARD, CFO Altra Acquisition LOUIS PINKHAM, CEO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

3Q 2022

ALTRA ACQUISITION

~$1.9B*	>35%*	~19.5%*	~$1B*
Net Sales	Gross Margin	Adj. EBITDA Margin	Backlog

Power Transmission Technologies



Gear Drives & Gear Motors | Couplings & Joints | Clutches & Brakes

Automation & Specialty



Precision Motors & Automation | Miniature Motors | Linear Systems

Pro Forma Net Leverage


~3.9x
2.5x – 3.0x
2.0x – 2.5x
At Close**
2024E
LT Target

Cost Synergies ($M)


~$40
~$100
~$140
~$160
SG&A
COGS
2023E
2024E
2025E
2026E

- **Clear Strategic Logic:** Transforms RRX's Automation Capability & Enhances Powertrain Offering
- **Strong Financial Returns Expected:** Accretive Y1, DD Accretion Thereafter, ROIC>10% by Y5, Path to 40% GM, Sizable Revenue & Cost Synergies
- **Compelling Valuation:** 13.6x LTM EBITDA, 9.5x w/ Cost Synergies
- **Manageable Leverage:** Strong FCF, Expect Rapid De-Levering – Even in Conservative Sensitivity Scenarios
- **Transaction Timing:** Thoroughly Factored Actionability and Certainty, as well as Macro Considerations

* LTM Sep. 30, 2022
** Estimated; Assumes 50% run-rate cost synergies



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Creating a better tomorrow™...

A Unique Opportunity For Significant Long Term Value Creation

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©2022 Regal Rexnord Corporation, Proprietary and Confidential

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 3Q 2022 Results, 2022 Outlook ROB REHARD, CFO Altra Acquisition LOUIS PINKHAM, CEO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 3Q 2022 Results, 2022 Outlook ROB REHARD, CFO Altra Acquisition LOUIS PINKHAM, CEO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 18 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 19 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 20 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 21 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 22 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 23 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 24 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 25 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 26 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 27 3Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 28 3Q 2022